UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2015

MELA SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                          Results of Operations and Financial Condition.

On November 13, 2015, Mela Sciences, Inc. (the "Company") issued a press release announcing additional information related to its 3rd Quarter 2015 Earnings press release dated November 12, 2015, clarifying the comparative revenue information from its XTRAC® recurring revenues.

The Company reiterates its guidance of continued recurring revenue growth in the mid to high teens.

The information set forth under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01.                          Financial Statements and Exhibits.

(d)            Exhibits.

The following press release is furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 2.02 and shall not be deemed to be "filed":

99.1            Press Release dated November 13, 2015 issued by Mela Sciences, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELA SCIENCES, INC.

Date: November 13, 2015	By:	/s/ Christina L. Allgeier
Christina L Allgeier
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release dated November 13, 2015 issued by Mela Sciences, Inc.